UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2024 (March 4, 2024)

Oaktree Specialty Lending Corporation

(Exact name of Registrant as specified in its charter)

Delaware	814-00755	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OCSL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Annual Meeting

On March 4, 2024, Oaktree Specialty Lending Corporation (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). Set forth below are the two proposals voted upon by the Company’s stockholders at the Annual Meeting, as described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on January 19, 2024, together with the voting results for each proposal. As of January 5, 2024, the record date for the Annual Meeting, 78,965,350 shares of the Company’s common stock were outstanding and entitled to vote.

Proposal 1. The Company’s stockholders elected the following nominees to serve on the Board of Directors of the Company, each of whom will serve until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualifies: Deborah Gero and Craig Jacobson. The tabulation of votes was:

Name	Votes For	Withheld	Broker Non-Votes
Deborah Gero	28,830,120	1,751,859	26,267,440
Craig Jacobson	28,882,453	1,699,526	26,267,440

Proposal 2. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024, as set forth below.

Votes For	Votes Against	Abstain
55,866,454	587,164	395,801

Special Meeting

On March 4, 2024, the Company also held a special meeting of stockholders (the “Special Meeting”). Set forth below is the proposal voted upon by the Company’s stockholders at the Special Meeting, as described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on January 10, 2024, together with the voting results for the proposal. As of January 4, 2024, the record date for the Special Meeting, 78,965,350 shares of the Company’s common stock were outstanding and entitled to vote.

Proposal 1. The Company’s stockholders approved a proposal to authorize the Company, with the approval of the Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share, provided that the number of shares issued does not exceed 25% of its then outstanding common stock, as set forth below.

	Votes For	Votes Against	Abstain
With Affiliates	33,667,680	8,880,237	1,159,653
Without Affiliates	31,582,993	8,880,237	1,159,653

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE SPECIALTY LENDING CORPORATION

Date: March 5, 2024	By:	/s/ Christopher McKown
Name: Christopher McKown
Title: Chief Financial Officer and Treasurer